UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-022202

Morgan Stanley Frontier Emerging Markets Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	October 31, 2011

Date of reporting period:	April 30, 2011

Item 1 - Report to Shareholders

Morgan Stanley Frontier Emerging Markets Fund, Inc.

Directors

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary Ann Picciotto

Chief Compliance Officer

Mary E. Mullin

Secretary

Officers

Michael E. Nugent

Chairman of the Board and Director

Arthur Lev

President and Principal Executive Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2011 Morgan Stanley

MSITFSAN
IU11-01247P-Y04/11

INVESTMENT MANAGEMENT

Morgan Stanley

Frontier Emerging Markets

Fund, Inc. (FFD)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual
Report

April 30, 2011

Morgan Stanley Frontier Emerging Markets Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended April 30, 2011, the Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Fund") had total returns of 5.09%, based on net asset value, and 2.82% based on market value per share (including reinvestments of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) Frontier Markets Index (the "Index"), which returned 2.63%. On April 30, 2011, the closing price of the Fund's shares on the New York Stock Exchange was $14.25, representing a 10.0% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Rising inflation and growing political risk across the emerging and frontier markets weighed on returns during the period. Most emerging market countries continued to face rising inflation as commodities prices rose to new highs. High inflation and poor economic conditions sparked protests in Tunisia, in part contributing to political protests in Egypt and elsewhere in the region in early 2011. Growing political unrest in the Middle East, combined with abundant global liquidity, contributed to a sharp rise in the price of oil. Against this backdrop, frontier markets in aggregate lost much of the strong performance they experienced at the end in 2010 and in the first few months of 2011. Performance dispersion between regions was high with most markets in the Middle East and Africa underperforming as political uncertainty in the region continued to weigh on market sentiment.

•  Country allocation and stock selection were positive contributors to the portfolio's performance during the period. Specifically, Bangladesh and Kazakhstan were the most additive to returns. Within these countries, the Fund benefited from both stock selection and overweight allocations relative to the Index.

•  Stock selection in Kuwait and Qatar also contributed positively to performance, along with overweight allocations to Romania and Saudi Arabia.

•  Our stock selection within Argentina and stock selection within Pakistan were the largest detractors from performance, followed by an underweight allocation to Croatia and stock selection within the country. An underweight allocation to the Ukraine also negatively affected performance.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont'd)

Management Strategies

•  Frontier markets as an asset class delivered among the best returns of 2010 and, in our view, long-term prospects for the asset class remain positive given the compelling economic and demographic characteristics of so many frontier markets. Nevertheless, near-term risk remains high with political uncertainty in the Middle East and North Africa (MENA) region. In the short term, we will continue to monitor political events and will reassess positions if conditions in the region worsen. Sentiment toward the asset class has been relatively positive in the past year and any change in risk appetite leaves it vulnerable to near-term corrections. However, in our opinion, the strong fundamentals of many frontier markets contribute to our positive strategic outlook for many of these markets.

•  In terms of portfolio positioning, we continue to focus on countries where we believe gross domestic product (GDP) growth, fiscal policy and reform agendas remain constructive and on companies with what we consider to be strong earnings visibility, sensible management and solid balance sheets. We continue to search for oversold opportunities where valuations are not reflecting underlying fundamentals. This core view has not changed. We remain overweight in such countries as Saudi Arabia, Qatar, Nigeria, and Romania, where we believe healthy reform-led growth, reasonable inflation and increasing access to credit have set the stage for strong growth potential in currently low penetration levels in such sectors as banking and wireless. Kuwait and the United Arab Emirates remain our largest underweight country positions and drive our large underweight to the MENA region.

Sincerely,

Arthur Lev
President and Principal Executive Officer  May 2011

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (84.7%)
Argentina (7.0%)
Commercial Banks
Banco Macro SA ADR	63,000	$2,330
BBVA Banco Frances SA ADR	225,927	2,352
		4,682
Diversified Telecommunication Services
Telecom Argentina SA ADR	65,200	1,488
Food Products
Cresud SACIF y A ADR	32,845	572
Real Estate Management & Development
IRSA Inversiones y Representaciones SA ADR	47,176	598
		7,340
Bangladesh (2.6%)
Pharmaceuticals
Renata Ltd.	9,970	1,699
Textiles, Apparel & Luxury Goods
Apex Adelchi Footwear Ltd.	25,278	1,065
		2,764
Croatia (2.1%)
Diversified Telecommunication Services
Hrvatski Telekom (a)	40,000	2,227
Estonia (1.2%)
Hotels, Restaurants & Leisure
Olympic Entertainment Group AS (a)	571,052	1,263
Kazakhstan (3.5%)
Metals & Mining
Eurasian Natural Resources Corp. PLC	154,050	2,345
Kazakhmys PLC	57,200	1,318
		3,663
Kenya (4.5%)
Beverages
East African Breweries Ltd.	786,632	1,935
Commercial Banks
Barclays Bank of Kenya Ltd.	1,540,466	1,220
Equity Bank Ltd.	5,008,400	1,622
		2,842
		4,777

	Shares	Value (000)
Kuwait (14.1%)
Commercial Banks
Burgan Bank (a)	2,021,597	$4,051
National Bank of Kuwait	1,226,848	5,631
		9,682
Insurance
Gulf Insurance Co. KSC	883,711	1,754
Wireless Telecommunication Services
Mobile Telecommunications Co. KSC	329,200	1,439
National Mobile Telecommunication Co. KSC	264,281	1,945
		3,384
		14,820
Lebanon (3.2%)
Commercial Banks
Banque Audi sal-Audi Saradar Group GDR	137,652	1,033
BLOM Bank SAL GDR	253,980	2,349
		3,382
Mongolia (1.2%)
Oil, Gas & Consumable Fuels
Mongolian Mining Corp. (a)	1,083,900	1,270
Nigeria (11.5%)
Beverages
Nigerian Breweries PLC	3,248,273	1,814
Commercial Banks
Access Bank PLC	31,142,610	1,619
Diamond Bank PLC	23,711,600	1,012
First Bank of Nigeria PLC	17,454,399	1,541
Guaranty Trust Bank PLC	24,122,577	2,531
		6,703
Oil, Gas & Consumable Fuels
Oando PLC (a)	8,024,915	3,658
		12,175
Oman (2.0%)
Commercial Banks
Bank Muscat SAOG	1,053,256	2,103

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
Pakistan (3.9%)
Chemicals
Engro Corp. Ltd.	981,993	$2,288
Diversified Telecommunication Services
Pakistan Telecommunication Co., Ltd.	9,045,000	1,794
		4,082
Poland (1.9%)
Food & Staples Retailing
Milkiland N.V. (a)	131,200	1,977
Qatar (14.8%)
Commercial Banks
Commercial Bank of Qatar QSC (The)	50,000	1,005
Doha Bank QSC	66,724	947
Qatar National Bank SAQ	64,616	2,422
		4,374
Diversified Telecommunication Services
Qatar Telecom Q-Tel QSC	48,480	2,097
Industrial Conglomerates
Industries Qatar QSC	124,192	5,024
Insurance
Qatar Insurance Co.	67,711	1,517
Multi-Utilities
Qatar Electricity & Water Co.	63,148	2,556
		15,568
Romania (2.7%)
Commercial Banks
Banca Transilvania (a)	2,382,500	1,327
BRD-Groupe Societe Generale	280,640	1,530
		2,857
Sri Lanka (3.2%)
Commercial Banks
Commercial Bank of Ceylon PLC	801,928	1,970
Wireless Telecommunication Services
Dialog Axiata PLC (a)	15,083,907	1,386
		3,356
United Arab Emirates (3.2%)
Air Freight & Logistics
Aramex Co. (a)	6,630,159	3,412

	Shares	Value (000)
United Kingdom (2.1%)
Pharmaceuticals
Hikma Pharmaceuticals PLC	171,268	$2,247
TOTAL COMMON STOCKS (Cost $76,473)		89,283
PARTICIPATION NOTES (10.8%)
Austria (1.4%)
Diversified Financial Services
Fondul Proprietatea SA, expires 11/30/11 (a)	15	1,505
Saudi Arabia (9.4%)
Commercial Banks
Etisalat, expires 4/14/14 (a)	104,603	300
Riyadh Bank, expires 2/29/12 (a)	308,684	2,148
Samba Financial Group, expires 12/3/12 (a)	139,587	2,066
		4,514
Metals & Mining
Saudi Arabian Mining Co., expires 6/25/12 (a)	297,914	2,193
Wireless Telecommunication Services
Ethihad Etisalat Co., expires 4/2/12 (a)	222,963	3,196
TOTAL PARTICIPATION NOTES (Cost $10,632)		11,408
	No. of Rights
RIGHTS (0.1%)
Qatar (0.1%)
Commercial Banks
Qatar National Bank (a) (Cost $—)	16,154	162
	Shares
SHORT-TERM INVESTMENT (3.6%)
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $3,768)	3,767,994	3,768
TOTAL INVESTMENTS (99.2%) (Cost $90,873)		104,621
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)		840
NET ASSETS (100.0%)		$105,461

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Portfolio of Investments (cont'd)

(a)  Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund's net assets as of April 30, 2011. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$3,412	$—	$—	$3,412
Beverages	3,749	—	—	3,749
Chemicals	2,288	—	—	2,288
Commercial Banks	38,595	—	—	38,595
Diversified Telecommunication Services	7,606	—	—	7,606
Food & Staples Retailing	1,977	—	—	1,977
Food Products	572	—	—	572
Hotels, Restaurants & Leisure	1,263	—	—	1,263
Industrial Conglomerates	5,024	—	—	5,024
Insurance	3,271	—	—	3,271
Metals & Mining	3,663	—	—	3,663
Multi-Utilities	2,556	—	—	2,556
Oil, Gas & Consumable Fuels	4,928	—	—	4,928
Pharmaceuticals	3,946	—	—	3,946
Real Estate Management & Development	598	—	—	598
Textiles, Apparel & Luxury Goods	1,065	—	—	1,065

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Wireless Telecommunication Services	$4,770	$—	$—	$4,770
Total Common Stocks	89,283	—	—	89,283
Participation Notes	3,871	7,537	—	11,408
Rights	162	—	—	162
Short-Term Investment —
Investment Company	3,768	—	—	3,768
Total Assets	$97,084	$7,537	$—	$104,621

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of April 30, 2011, the Fund did not have any significant investments transfer between valuation levels.

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Banks	41.4%
Other*	38.1
Wireless Telecommunication Services	7.6
Diversified Telecommunication Services	7.3
Metals & Mining	5.6
Total Investments	100.0%

* Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011

Financial Statements

Statement of Assets and Liabilities	April 30, 2011 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $87,105)	$100,853
Investment in Security of Affiliated Issuer, at Value (Cost $3,768)	3,768
Total Investments in Securities, at Value (Cost $90,873)	104,621
Foreign Currency, at Value (Cost $753)	760
Dividends Receivable	656
Receivable for Investments Sold	306
Tax Reclaim Receivable	3
Receivable from Affiliate	1
Other Assets	17
Total Assets	106,364
Liabilities:
Payable for Investments Purchased	555
Payable for Investment Advisory Fees	128
Deferred Capital Gain Country Tax	99
Payable for Professional Fees	48
Payable for Custodian Fees	46
Payable for Administration Fees	7
Payable for Stockholder Servicing Agent Fees	1
Payable for Directors' Fees and Expenses	1
Other Liabilities	18
Total Liabilities	903
Net Assets
Applicable to 6,662,999 Issued and Outstanding $.01 Par Value Shares (100,000,000 Shares Authorized)	$105,461
Net Asset Value Per Share	$15.83
Net Assets Consist of:
Common Stock	$67
Paid-in-Capital	127,807
Undistributed Net Investment Income	1,322
Accumulated Net Realized Loss	(37,394)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $99 Deferred Capital Gain Country Tax)	13,649
Foreign Currency Translations	10
Net Assets	$105,461

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011

Financial Statements (cont'd)

Statement of Operations	Six Months Ended April 30, 2011 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $226 of Foreign Taxes Withheld)	$2,836
Interest from Securities of Unaffiliated Issuers	137
Dividends from Security of Affiliated Issuer	2
Total Investment Income	2,975
Expenses:
Investment Advisory Fees (Note B)	774
Custodian Fees (Note D)	111
Professional Fees	50
Administration Fees (Note C)	41
Stockholder Reporting Expenses	11
Stockholder Servicing Agent Fees	3
Directors' Fees and Expenses	2
Other Expenses	20
Total Expenses	1,012
Rebate from Morgan Stanley Affiliate (Note F)	(1)
Net Expenses	1,011
Net Investment Income	1,964
Realized Gain (Loss):
Investments Sold (Net of Capital Gains Country Tax of $272)	7,752
Foreign Currency Transactions	(14)
Net Realized Gain	7,738
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gains Country Accruals of $99)	(4,602)
Foreign Currency Translations	9
Net Change in Unrealized Appreciation (Depreciation)	(4,593)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	3,145
Net Increase in Net Assets Resulting from Operations	$5,109

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended April 30, 2011 (unaudited) (000)	Year Ended October 31, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,964	$913
Net Realized Gain (Loss)	7,738	(4,435)
Net Change in Unrealized Appreciation (Depreciation)	(4,593)	18,155
Net Increase in Net Assets Resulting from Operations	5,109	14,633
Distributions from and/or in Excess of:
Net Investment Income	(1,310)	(1,471)
Total Distributions	(1,310)	(1,471)
Capital Share Transactions:
Repurchase of Shares (0 and 391,637 shares)	—	(4,538)
Net Decrease in Net Assets Resulting from Capital Share Transactions	—	(4,538)
Total Increase	3,799	8,624
Net Assets:
Beginning of Period	101,662	93,038
End of Period (Including Undistributed Net Investment Income of $1,322 and $668)	$105,461	$101,662

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended April 30,		Year Ended October 31,		Period from August 27, 2008^ to
	2011 (unaudited)		2010	2009	October 31, 2008
Net Asset Value, Beginning of Period	$15.26		$13.19	$11.79	$19.10
Net Investment Income (Loss)†	0.30		0.13	0.21	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.47		2.06	1.18	(7.23)
Total from Investment Operations	0.77		2.19	1.39	(7.27)
Distributions from and/or in excess of:
Net Investment Income	(0.20)		(0.21)	—	—
Total Distributions	(0.20)		(0.21)	—	—
Offering Cost Charge to Capital	—		—	—	(0.04)
Anti-Dilutive Effect of Share Repurchase Program	—		0.09	0.01	—
Net Asset Value, End of Period	$15.83		$15.26	$13.19	$11.79
Per Share Market Value, End of Period	$14.25		$14.04	$11.65	$9.70
TOTAL INVESTMENT RETURN:
Market Value	2.82	%#	22.87%	19.49%	(51.25	)%#
Net Asset Value(1)	5.09	%#	17.95%	11.87%	(38.27	)%#
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$105,461		$101,662	$93,038	$83,742
Ratio of Expenses to Average Net Assets	1.96	%*+	2.13%+	2.05%+	2.71	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets	3.79	%*+	1.00%+	1.89%+	(1.38	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00%§	0.01%	0.03	%*
Portfolio Turnover Rate	29	%#	42%	54%	31	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

#  Not annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements

The Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Fund") was incorporated on August 25, 2008 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of companies operating in frontier emerging market countries. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, such investments will be counted for purposes of the Fund's policy described in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A. Significant Accounting Policies:  The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements. Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Foreign Real Estate Companies:  The Fund may invest up to 10% of its net assets in foreign real estate companies. Foreign real estate companies pool investor funds for investments primarily in commercial real estate properties. They may also include among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

  investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

5.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

add new requirements for disclosures about transfers into and out of Levels 1 and 2, which was adopted for fiscal years and interim periods beginning after December 15, 2009 as disclosed in the Fair Valuation Measurement summary at the end of the Portfolio of Investments. In addition, separate disclosures for purchases, sales, issuances, and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.50% of the Fund's average weekly net assets.

C. Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund's average weekly net assets. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Custodian Fees:  State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

E. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years filed in the four year period ended October 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributiions Paid From:		2009 Distributiions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,471	$—	$—	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions resulted in the following reclassifications among the components of net assets at October 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(244)	$244	$—

At October 31, 2010, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$668	$—

At April 30, 2011, the U.S. Federal income tax cost basis of investments was approximately $90,873,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $13,748,000 of which $16,348,000 related to appreciated securities and $2,600,000 related to depreciated securities.

At October 31, 2010, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $45,132,000 to offset against future capital gains of which $14,409,000 will expire on October 31, 2016, $26,532,000 will expire on October 31, 2017 and $4,191,000 will expire on October 31, 2018.

F. Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Fund due to its investments in the Liquidity Funds. For the six months ended April 30, 2011, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended April 30, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value April 30, 2011 (000)
$1,874	$22,894	$21,000	$2	$3,768

During the six months ended April 30, 2011, the Fund made purchases and sales totaling approximately $29,196,000 and $32,383,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities for the six months ended April 30, 2011.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

During the six months ended April 30, 2011, the Fund incurred approximately $36,000 in brokerage commissions with Citigroup, Inc., and its affilliated broker/dealers which may be deemed to be affiliates of the Investment Adviser and Administrator under Section 17 of the 1940 Act.

G. Other: On November 24, 2008, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. Since the inception of the program, the Fund has repurchased 442,237 of its shares at an average discount of 12.18% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

H. Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Notes to Financial Statements (cont'd)

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Timothy Drinkall, an Executive Director of the Adviser, and Ruchir Sharma, a Managing Director of the Adviser.

Mr. Drinkall has been associated with the Adviser in an investment management capacity since October 2007 and began managing the Fund at its inception in August 2008. Prior to October 2007, Mr. Drinkall was a fund manager at Gustavia Capital (July 2005 to October 2007) and, prior to that, an equity sales specialist at Cheuvreux North America (January 2004 to June 2005). Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund at its inception in August 2008.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Investment Policy

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

CFDs.  A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Foreign Currency Forward Contracts.  In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency exchange or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Investment Policy (cont'd)

opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Frontier Emerging Markets Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1 (800) 231-2608

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies-such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday-Friday between 9a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2011 (unaudited)

U.S. Privacy Policy (cont'd)

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
June 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
June 21, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 21, 2011